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                                                                EXHIBIT 10.108
                               SEVENTH AMENDMENT

                          Dated as of October 30, 1996

     THIS SEVENTH AMENDMENT, dated as of October 30, 1996, amends the Revolving Loan Agreement, dated as of March 30, 1990 (herein, as previously amended, called the "Credit Agreement"), among MICHAEL FOODS, INC. (herein called the "Company"), the banks listed therein (the "Banks") and BANK OF AMERICA
NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent (herein called the "Agent"). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

     WHEREAS, the Company, the Banks and the Agent have entered into the Credit Agreement which provides for the Banks to make Advances to the Company from time to time; and

     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1 AMENDMENTS. Effective on (and subject to the occurrence of) the Seventh Amendment Effective Date (as defined below), the signature pages to the Credit Agreement with respect to the Banks shall be amended by (a) deleting Toronto Dominion (Texas), Inc. therefrom, (b) deleting the existing "Amount of Commitment" and "Share" of each other existing Bank and substituting the following therefor:

Amount of
Commitment      Share               Bank
----------      -----               ----
$25,000,000     38.461538461%       Bank of America Illinois

$5,000,000       7.692307692%       First Bank National Association,
                                    formerly known as FirsTier Bank, N.A.,
                                    Lincoln

$15,000,000     23.076923077%       Cooperative Centrale
                                    Raiffeisenboerenleenbank B.A.,
                                    "Rabobank Nederland"

and (c) adding the following signature blocks and respective amount and share of commitment:

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Amount of
Commitment           Share                 Bank
----------           -----                 ----

$10,000,000          15.384615385%         BOATMEN'S NATIONAL BANK

                                           By: ____________________________

                                           Title: _________________________

                                           Address:  10th and Baltimore
                                                     Kansas City, MO 64105

$10,000,000          15.384615385%         NORWEST BANK MINNESOTA, N.A.

                                           By: ____________________________

                                           Title: _________________________

                                           Address:  Norwest Center
                                                     Sixth and Marquette Avenue
                                                     Minneapolis, MN 55479-0079

        SECTION 2 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Banks that (a) each warranty set forth in Section 7 of the Credit Agreement is true and correct as of the date of the execution and delivery of this Seventh Amendment by the Company, with the same effect as if made on such date, except for such changes that do not constitute an Event of Default or an Unmatured Event of Default under the Credit Agreement, (b) the execution and delivery by the Company of this Seventh Amendment and the New Notes (as hereinafter defined) and the performance by the Company of its obligations under the Credit Agreement, as amended hereby (herein, as so amended, called the "Amended Credit Agreement"), and under the New Notes (i) are within the corporate powers of the Company, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Company or of any indenture, loan agreement or other contract, order or decree which is binding upon the Company and (c) the Amended Credit Agreement and the New Notes are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.


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        SECTION 3  EFFECTIVENESS.  The amendments set forth in Section 1 above shall become effective on such date (herein called the "Seventh Amendment Effective Date") when the Agent shall have received each of the following documents, each in form and substance satisfactory to the Agent: (a) counterparts of this Seventh Amendment executed by the parties hereto; (b) New Notes, substantially in the form of Exhibit A to the Credit Agreement (herein called the "New Notes"), payable to the order of Boatmen's National Bank (herein called "Boatmen's") and Norwest Bank Minnesota, N.A. (herein called "Norwest") in the respective amounts of their commitments as set forth in
Section 1 above; (c) certified copies of resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Seventh Amendment and the New Notes and the performance by the Company of its obligations under the Amended Credit Agreement and the New Notes; (d) the opinion of Maun & Simon, counsel to the Company; and (e) such other documents as the Agent or any Bank may reasonably request in connection with the Company's authorization, execution and delivery of this Seventh Amendment and the New Notes.

        SECTION 4 ADDITION OF BANKS. Concurrently with the effectiveness of this Seventh Amendment pursuant to Section 3, Boatmen's and Norwest shall each become a "Bank" under and for all purposes of the Amended Credit Agreement and shall be bound thereby and entitled to the benefits thereof with all the rights and obligations of a Bank under the Amended Credit Agreement.

        SECTION 5 DELETION OF BANK. Concurrently with the effectiveness of this Seventh Amendment pursuant to Section 3 (but only after receipt of the payments referred to in Section 6), Toronto Dominion (Texas), Inc. (herein called "Toronto Dominion") shall cease to be a "Bank" under and for all purposes of the Credit Agreement and shall no longer have any rights or obligations thereunder, except for (i) rights to receive payment of indemnities, reimbursements and other similar amounts from the Company (including, without limitation, rights under Section 6.4 of the Credit Agreement), and (ii) obligations to indemnify, reimburse or make payment to the Agent, any Bank or the Company with respect to actions, failures to act, conditions, circumstances or events on or prior to the date of such effectiveness. Toronto Dominion agrees that it will promptly return to the Company the Note issued to such institution under the Credit Agreement, marked to show that such Note has been cancelled.

        SECTION 6 PAYMENTS ON THE SEVENTH AMENDMENT EFFECTIVE DATE. To facilitate the addition of Banks pursuant to Section 4 and the deletion of a Bank pursuant to Section 5, the Company agrees that on the Seventh Amendment Effective Date it will (i) prepay all outstanding Advances under the Credit Agreement together with all

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interest accrued thereon and all amounts (if any) payable under Section 6.4 of the Credit Agreement in connection with such prepayments and (ii) pay to Toronto Dominion all accrued and unpaid fees payable to such Bank under the Credit Agreement (it being understood that the Company may concurrently borrow Advances under the Credit Agreement from the Banks in accordance with their pro rata shares of the total amount of the commitments after giving effect hereto).

        SECTION 7       MISCELLANEOUS.

        SECTION 7.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Seventh Amendment Effective Date, all references in the Credit Agreement and the Notes to "Revolving Loan Agreement", "Agreement" or similar terms shall refer to the Amended Credit Agreement.

        SECTION 7.2 Counterparts. This Seventh Amendment may be executed in any number of couterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Seventh Amendment.

        SECTION 7.3 Governing Law. This Seventh Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

        SECTION 7.4 Successors and Assigns. This Seventh Amendment shall be binding upon the Company, the Banks and the Agents and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks and the Agent and the respective successors and assigns of the Banks and the Agent.

        Delivered at Chicago, Illinois, as of the day and year first above written.

                                        MICHAEL FOODS, INC.



                                        By:  JOHN REEDY
                                           -------------------------------

                                        Title:  VP-Finance
                                               ---------------------------



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                                        BANK OF AMERICA NATIONAL TRUST AND
                                             SAVINGS ASSOCIATION, as Agent


                                        By: /s/ R. Guy Stapleton
                                            ------------------------------
                                        Title:    R. Guy Stapleton
                                                --------------------------
                                                        Managing Director


                                        BANK OF AMERICA ILLINOIS


                                        By: /s/ R. Guy Stapleton
                                            ------------------------------
                                        Title:    R. Guy Stapleton
                                                --------------------------
                                                        Managing Director

                                        FIRST BANK NATIONAL ASSOCIATION,
                                        formerly known as FirsTier Bank,
                                        N.A., Lincoln


                                        By:  /s/ James M. Williams
                                            ------------------------------
                                        Title:   Vice-President
                                                --------------------------


                                        COOPERATIEVE CENTRALE RAIFFEISEN-
                                          BOERENLEENBANK B.A., "RABOBANK
                                          NEDERLAND"


                                        By: /s/ Ian Reece  Angela R. Reill
                                            ------------------------------
                                        Title:  Vice President & Manager
                                                --------------------------
                                                Vice President

                                        BOATMEN'S NATIONAL BANK


                                        By:  /s/ Ellen M. Isch
                                            ------------------------------
                                        Title:    Vice President
                                                --------------------------


                                        NORWEST BANK MINNESOTA, N.A.


                                        By: /s/ Jay Benusa
                                            ------------------------------
                                        Title:    Vice President
                                                --------------------------


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                                        Solely for purposes of
                                        Section 5 hereof:


                                        TORONTO DOMINION (TEXAS), INC.


                                        By: /s/ Neva Nesbitt
                                            ------------------------------
                                        Title:    Neva Nesbitt
                                                --------------------------
                                                  Vice President
















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